SUPERIOR FILTRATION PRODUCTS, LLC

BALANCE SHEETS

	As of June 30,	As of December 31,
	2009	2008
	(Unaudited)	(Audited)
ASSETS
Current Assets
Cash	$23,049	$260,781
Accounts receivable, net	534,803	237,697
Inventory	792,367	407,397
Total Current Assets	1,350,219	905,875

Property and equipment, net	197,837	168,690

TOTAL ASSETS	$1,548,056	$1,074,565
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Accounts payable	$352,317	$237,387
Accrued liabilities	83,523	29,700
Current portion of long-term debt	610,000	-
Total Current Liabilities	1,045,840	267,087

Long-Term Debt	-	250,000

Total Liabilities	1,045,840	517,087

Members' Capital	502,216	557,478

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,548,056	$1,074,565

See accompanying notes to unaudited interim financial statements

SUPERIOR FILTRATION PRODUCTS LLC

STATEMENTS OF OPERATIONS (UNAUDITED)

For three		months ended For six	months ended
June		30,June	30,
	2009	2008	2009	2008
Sales:
Sales - products	$764,898	$61,468	$1,158,017	$173,365
Total Sales	764,898	61,468	1,158,017	173,365

Cost of sales
Cost of sales - products	615,416	137,848	907,350	264,771
Total Cost of Sales	615,416	137,848	907,350	264,771

Gross profit (deficit)	149,482	(76,380)	250,667	(91,406)

Operating Expenses:
Selling, general and administrative Expenses	125,061	10,166	203,334	22,796
Total Operating Expenses	125,061	10,166	203,334	22,796

Operating income (loss)	24,421	(86,546)	47,333	(114,202)

Other income(expenses)
Interest and other expenses	(10,000)	-	(20,000)	-
Total other income(expenses)	(10,000)	-	(20,000)	-

Net income (loss)	$14,421	$(86,546)	$27,333	$(114,202)

See accompanying notes to unaudited interim financial statements

SUPERIOR FILTRATION PRODUCTS LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

	Members'	Retained	Subscription
	Interest	Earnings	Receivable	Total
Balance at Inception October 22,
2007	$-	$-	$-	$-

Members contributions	71,500			71,500

Net loss	-	(61,354)	-	(61,354)
Balance at December 31, 2007
2007	$71,500	$(61,354)	$-	$10,146

Members contributions	2,326,341		(1,405,532)	920,809

Net loss	-	(373,477)	-	(373,477)
Balance at December 31,
2008	$2,397,841	$(434,831)	$(1,405,532)	$557,478

Members contributions (unaudited)			69,405	69,405

Members distributions (unaudited)	(152,000)			(152,000)

Net income(unaudited)	-	27,333	-	27,333
Balance at June 30,
2009 (unaudited)	$2,245,841	$(407,498)	$(1,336,127)	$502,216

See accompanying notes to unaudited interim financial statements

SUPERIOR FILTRATION PRODUCTS LLC

STATEMENTS OF CASH FLOWS (UNAUDITED)

For six months ended June 30,	2009	2008
CASH FLOW FROM OPERATING ACTIVITIES:
Net income ( loss)	$27,333	$(114,202)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	30,132	27,155
(Increase) Decrease in:
Accounts receivable	(297,106)	(28,606)
Inventory	(384,970)	(196,298)
Increase (Decrease) in:		-
Accounts payable and accrued expenses	168,753	(7,811)
Net cash used in operating activities	(455,858)	(319,762)

CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(59,279)	(3,800)
Net cash used in investing activities	(59,279)	(3,800)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from notes payable	360,000	-
Members distributions	(152,000)	-
Subscription receivable	69,405	18,859
Members contributions	-	275,327
Net cash provided by financing activities	277,405	294,186

NET DECREASE IN CASH	(237,732)	(29,376)

CASH BALANCE AT BEGINNING OF PERIOD	260,781	30,652

CASH BALANCE AT END OF PERIOD	$23,049	$1,276

Supplemental Disclosures of Cash Flow Information:
Taxes Paid	$ 0	$ 0
Interest paid	$ 0	$ 0

Schedule of Noncash Investing and Financing Activities:
Subscription receivable for equity interest	$ 0	$ 1,250,000
Property and equipment contributed by members	$ 0	$ 216,200

See accompanying notes to unaudited interim financial statements

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Superior Filtration Products LLC (the “Company’ or “Superior) was organized under the laws of the state of Florida on October 22, 2007 and is headquartered in Ogden, Utah. The Company also had sale offices located in New Mexico and Colorado states.

Superior designs, manufactures and markets a broad range of air filtration products, air filters holding frames and air filter housings including (i) high-end High Efficiency Particulate Air (HEPA) filters, with at least 99.97% efficiency, and Absolute Isolation Barriers for the creation of synthesized atmospheres to control manufacturing environments and for the absolute control and containment of contaminants and toxic gases in certain manufacturing processes: (ii) mid-range filters for individual and commercial use, which fall under specifications which are categorized by Minimum Efficiency Reporting Value (MERV) ratings established by the American Society of Heating Refrigeration and Air Conditioning Engineers ("ASHRAE"); and (iii) standard-grade, low cost filters with efficiency ratings at 35% for standard residential and commercial furnace and air conditioning applications.

Use of estimates

The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenues from the sale of products, and related costs of products sold, where persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price is fixed or determinable and collectibility is reasonably assured. This generally occurs when the customer receives the product or at the time title passes to the customer. Sales incentives and returns are estimated and recognized at the date of shipment based upon historical activity and current agreements with customers. The Company evaluates these estimates on a regular basis and revises them as necessary.

Accounts Receivable

The Company grants credit to all qualified customers and generally requires no collateral. Accounts receivable are carried at cost less an allowance for losses, if an allowance is deemed necessary. The Company does not accrue finance or interest charges. The Company evaluates its accounts receivable and determines the requirement for an allowance for losses, based upon history of past write-offs, collections and current credit conditions. A receivable is written off when it is determined that all reasonable collection efforts have been exhausted and the potential for recovery is considered remote. Management determine that no allowance for losses were required as of June 30, 2009 and December 31, 2008.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory

Inventory is stated at the lower of cost or market with cost determined using the first-in, first out (FIFO) method.

Shipping and Handling Costs

The Company records costs related to shipping and handling of revenue in cost of sales for all periods presented.

Fair Value of Financial Instruments

The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Property and Equipment

Property and Equipment are stated at cost. Depreciation of property and equipment is computed on the straight-line method based on the estimated useful lives ranging from five to seven years. Leasehold improvements are amortized over the life of the lease. Depreciation expense was $30,132 and $27,155 for the six months ended June 30, 2009 and 2008, respectively.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Gains and losses from retirement or replacement are included in other income (expense).

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes and doest not incur income taxes. Instead, its earnings and losses are included in the personal returns of the members and are taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

As a limited liability company, each member’s liability is limited to amounts reflected in their respective member accounts.

Recent Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option For Financial Assets And Liabilities – Including An Amendment Of FASB Statement No. 115.” SFAS No. 159 provides companies with an option to measure, at specified election dates, certain financial instruments and other items at fair value that are not currently measured at fair value. A company that adopts SFAS 159 will report unrealized gains and losses on items for which the fair value option has been elected in its financial statements during each subsequent reporting date. SAFS No.159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect SFAS 159 to have material impact on its financial position, results of operations and cash flows.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, “Definition of Settlement In FASB Interpretation No. 48.” FSP 48-1 amended FIN 48 to provide guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP 48-1 required application upon the initial adoption of FIN 48.  The adoption of FSP 48-1 did not affect the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring companies to enhance disclosure about how these instruments and activities affect their financial position, performance and cash flows. SFAS 161 also improves the transparency about the location and amounts of derivative instruments in a company’s financial statements and how they are accounted for under SFAS 133. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods beginning after that date. As such, the Company is required to adopt these provisions beginning the quarter ending in February 2009. The Company does not expect the adoption of SFAS No. 161 will have a material impact on its financial condition or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of non-governmental entities that are presented in conformity with generally accepted accounting principles in the United States of America.  SFAS No. 162 will be effective 60 days after the Securities and Exchange Commission approves the Public Company Accounting Oversight Board’s amendments to AU Section 411. The Company does not anticipate the adoption of SFAS No. 162 will have an impact on its financial condition or results of operations.

In June 2008, the FASB issued FASB SP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” SP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in SFAS No. 128, “Earnings per Share.”  SP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited.  The Company is required to adopt SP EITF 03-6-1 in the first quarter of 2009. The adoption of SP EITF 03-6-1 did not have a material impact on the Company’s financial condition or results of operations.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to also be required for interim period reporting. In addition, the FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments. These additional disclosures will be required beginning with the quarter ending June 30, 2009. The company is currently evaluation the requirements of these additional disclosures.

The FASB has also issued SFAS No. 160, “Noncontrolling Interest In Consolidated Financial Statements – An Amendment Of ARB No. 51,” and SFAS No. 141R, “Business Combinations (revised 2007),” but they will not be applicable to the current operations of the Company. Therefore a description and the impact on the Company’s operations and financial position for each of the pronouncements above have not been disclosed.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 2 – BALANCE SHEET DETAILS

The following tables provide details of selected balance sheet items:

	As of	As of
	June 30, 2009	December 31, 2008
Accounts Receivable, Net	(Unaudited)	(Audited)
Accounts Receivable	$534,803	$237,697
Allowance for Bad Debt	-	-
Total Accounts Receivable, Net	$534,803	$237,697

Inventory
Raw Materials	$383,002	$100,675
Work-in Process	1,103	29
Packaging Supplies	43,529	27,410
Finished Goods	364,733	279,283
Total Inventory	$792,367	$407,397

Property and Equipment, Net
Automobile	$41,834	$6,800
Machinery and Equipment	186,304	179,300
Office Funiture and Equipment	17,241	-
Tools and Dies	36,900	36,900
	282,279	223,000
Accumulated Depreciation	(84,442)	(54,310)
Total Property and Equipment, Net	$197,837	$168,690

Accrued Liabilities
Accrued payroll and related taxes	$64,115	$29,700
Accrued interest	20,000	-
Other accrued liabilities	(592)	-
Total Accrued Liabilities	$83,523	$29,700

NOTE 3 – LONG-TERM DEBT

As of June 30, 2009, the Company had three outstanding notes payable of $610,000. The notes are unsecured, due from September, 2009 to January, 2010 and bear interest at 8% per annum.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 4 – SUBSCRIPTION RECEIVABLE

On November 1, 2007, the Company agreed to issue 1,250,000 membership units of the Company (approximately 4% of total membership units) to a service provider for a subscription receivable of $1,250,000. The consideration for the units shall be payable in kind by and through the freight services provided by the provided. As of June 30, 2009 and December 31, 2008, the balance of the subscription receivable was $1,086,127 and $1,155,532, respectively.

On December 6, 2007, the Company agreed to issue 1,100,000 membership units of the Company (approximately 3.6% of total membership units) for a note receivable of $250,000. The note carries interest at 8% and due on December 5, 2011.

NOTE 5 – CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable and cash deposits. The Company places its cash with high quality financial institutions and limits its credit exposure with any one financial institution. At times, the Company’s bank account balances may exceed federally insured limits.

During three and six months ended June 30, 2009, sales from major customers amounted to $473,927 and $737,081 and comprised approximately 62% and 66% of total product sales, respectively. The loss of any of these customers could have a material adverse effect on the Company. The total amount due from these customers was $425,296 as of June 30, 2009. Management believes that accounts receivable from these customers are fully collectible.

During three and six months ended June 30, 2008, sales from major customers amounted to $45,584 and  $145,190 and comprised approximately 74% and 86% of total product sales, respectively. The loss of any of these customers could have a material adverse effect on the Company. The total amount due from these customers was $28,606 as of June 30, 2008. Management believes that accounts receivable from these customers are fully collectible.

NOTE 6 – RELATED PARTY TRANSACTION

The Company purchases materials from a supplier, which is partly owned and controlled by the Company’s managing member.  Services and products purchased from this supplier were approximately $136,795 and $174 in 2009 and 2008, respectively.

SUPERIOR FILTRATION PRODUCTS LLC

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 7 – GUARANTEES AND PRODUCT WARRANTIES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of June 30, 2009.

In general, the Company offers a 90-day warranty for most of its products sold. To date, the Company has not incurred any material costs associated with these warranties and has not accrued any liabilities related to such obligations in the financial statements.

NOTE 8 – PENDING MERGER

On June 24, 2009, the Company entered into an exchange agreement with Pacific Alliance Corporation (“Pacific”, a public shell company). The agreement provided that Pacific will acquire all of the outstanding membership interest of the Company in exchange of 606,600,000 shares of Pacific common stocks (representing approximately 90% ownership).